Grant Income	12 Months Ended
Dec. 31, 2011
Grant Income Disclosure [Abstract]
Grant Income
Grant Income
From time to time, we receive grants from the European Union for the development and roll-out of mobile and broadband value-added services and various e-commerce related services. We recognize income under these grants as it is earned as an offset to the costs and expenses reimbursed by the grants. The amounts earned are offset to expense as follows:
These amounts are offset to the expense as follows:

	Year Ended December 31,
	2011	2010	2009
	(in thousands)
Datacenter and direct project	$—	$80	$694
General and administrative	—	235	116
Sales and marketing	—	—	347
Depreciation and amortization	3,231	3,437	2,128
Total	$3,231	$3,752	$3,285